UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

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June 30, 2006
Semi-Annual Report
Calvert Municipal Fund, Inc.

National Municipal

Intermediate Fund

Calvert

Investments that make a difference

a UNIFI company

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
7

Statement of Net Assets
9

Statement of Operations
13

Statements of Changes in Net Assets
14

Notes to Financial Statements
15

Financial Highlights
18

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

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Dear Shareholder:

Over the six-month period ended June 30, 2006, the U.S. economy and markets have entered a volatile, uncertain period. Continued conflict in the Middle East and rising oil prices--coupled with rising interest rates and inflation concerns--are causing investor jitters in both the stock and bond markets.

Despite these challenges, the economy appears to be on a relatively strong footing, with employment at historic highs and solid corporate profits.

The bond market is also coping with credit and interest-rate uncertainty, as well as ambiguity regarding the Federal Reserve's direction. It is likely this market uncertainty will continue as long as the economic factors noted above persist.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 5.25% over the reporting period--the inverted yield curve flattened, with interest rates rising across all maturities--from rates on short-term money markets to those on long-term Treasury bonds. Then, mixed signals from the Fed caused the yield curve to steepen--with yields on long-term Treasury bonds rising--before slightly inverting again.

Bond prices saw a general decline by the end of the period in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point that the Fed's future actions will be based on how the economy unfolds over the next several months.

A Long-Term, Disciplined Outlook

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. While investors can potentially benefit from higher income and yields from rising rates, declining prices for existing bonds and market fluctuations can prove challenging.

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

Confidence in Our Fixed-Income Expertise

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has continually refined its investment process.

The effectiveness of our management strategies has been reflected in our results across many venues, including press accolades and media appearances by our managers. In a 2006 survey conducted by Barron's, Calvert was named among the top five taxable bond fund families for the one-year period ended December 31, 2005.1

You can be assured our fixed-income management team will strive to deliver this same level of quality and results for all of our fixed-income products as we move ahead.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. We look forward to continuing our service to you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category.

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information primary investments intermediate tax-exempt bonds NASDAQ symbol CINMX CUSIP number 131616-20-3

Calvert National Municipal
Intermediate Fund

Performance

For the six-month reporting period ended June 30, 2006, Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned

-0.11%.1 The benchmark Lehman Municipal 7-Year Bond Index returned 0.04%. For the same period, our peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 0.00%.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.2 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

During the first six months of 2006, we maintained a short duration strategy in view of continued economic growth and a pick-up in inflation. As the FOMC continued raising short-term rates, interest rates on municipal securities rose in response across the yield curve.

Relative to the benchmark Lehman Municipal 7-Year Bond Index, the Fund had a higher allocation to insured bonds and a lower allocation to transportation bonds. Both Fund allocations relative to the Index aided performance. Also benefiting performance was our use of Treasury futures (which are used to adjust duration) as rates rose across the yield curve. Detracting from performance was the Fund's allocation to health care, utility, and development revenue bonds, whose performance lagged that of those sectors in the benchmark Lehman Municipal 7-Year Bond Index.

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

Given this outlook, we are currently maintaining our slightly defensive stance for both interest-rate and credit risk. Portfolio credit quality remains high, with AAA rated securities comprising 79% of all holdings. Overall, we believe the Fund is well positioned given our market outlook.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 2.75%.

2. The three-month Treasury bill yield rose 0.93%, to 5.01%.

Comparative Investment Performance (Total Return at NAV)
(as of 6.30.06)

	National	Lipper	Lehman
	Municipal	Intermediate	Muni.
	Intermediate	Muni. Debt	7-Year Bond
	Fund	Funds Avg.	Index TR
1 year	0.36%	0.15%	0.15%
5 year*	3.74%	3.70%	4.45%
10 year*	4.57%	4.60%	5.26%

Total return at NAV does not reflect the deduction of the Fund's 2.75% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio
statistics

weighted
average maturity

6.30.06	7 years
12.31.05	8 years

effective duration

6.30.06	4.27 years
12.31.05	4.14 years

monthly
dividend yield

6.30.06	3.48%
12.31.05	3.26%

SEC yield

6.30.06	3.44%
12.31.05	3.20%

Economic Sectors	(% of Total Investments)

Airport	2.3%
Development	2.7%
Education	21.8%
Facilities	6.6%
General Obligation	4.6%
General Revenue	18.3%
Housing	3.7%
Medical	15.7%
Pollution Control	7.7%
Transportation	9.3%
Utilities	7.3%

Total	100%

Average annual
total return
as of 6.30.06
1 year	(2.41%)
5 year	3.16%
10 year	4.28%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$999.90	$4.32
Hypothetical	$1,000.00	$1,020.48	$4.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2006

	Principal
Municipal Obligations - 98.7%	Amount	Value
Alabama - 5.9%
Alabama State Board of Education Revenue Bonds, 5.00%, 5/1/17	$1,930,000	$2,018,664
Montgomery Alabama BMC Special Care Facilities Financing
Authority Revenue Bonds, STEP, 0.00%, 11/15/10	2,000,000	1,939,040

Arkansas - 1.4%
Greene County Arkansas Sales and Use Tax Revenue Bonds,
4.75%, 6/1/11	890,000	922,049

California - 2.7%
Long Beach California Harbor Revenue Bonds,
5.00%, 5/15/10	1,680,000	1,734,986
Riverside County California IDA Revenue VRDN, 4.15%, 6/1/26 (r)	100,000	100,000

Colorado - 3.2%
Lakewood City Colorado Plaza Metropolitan District Public Number 1 Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,162,600

Florida - 6.0%
Dade County Florida Education Facilities Authority
Revenue Bonds, 6.00%, 4/1/08	1,000,000	1,034,830
Florida State Municipal Loan Council Revenue Bonds, 5.00%, 11/1/10	1,900,000	1,975,848
Miami-Dade County Florida School Board COPs, 5.00%, 11/1/22	1,000,000	1,031,720

Georgia - 3.1%
George L Smith II Congress Center Authority Revenue
Bonds, 6.00%, 7/1/09	2,000,000	2,110,380

Hawaii - 1.5%
Honolulu Hawaii MFH Revenue VRDN, 4.95%, 6/1/20 (r)	1,000,000	1,000,000

Illinois - 2.4%
Chicago Illinois Development Tax Allocation Bonds, 6.25%, 11/15/13	1,500,000	1,633,335

Indiana - 3.1%
Indiana Public Schools Multi-School Building Corp. Revenue Bonds, 5.25%, 1/15/16	2,000,000	2,114,720

Kentucky - 1.5%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,005,640

Louisiana - 1.5%
New Orleans Louisiana Audubon Commission GO Bonds, 5.00%,
10/1/13	1,000,000	1,039,990

Maryland - 0.5%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	316,000	313,854

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 0.7%
Massachusetts State Housing Finance Agency Revenue Bonds,
5.40%, 12/1/23	$480,000	$487,901

Michigan - 4.1%
L'Anse Creuse Michigan Public Schools GO Bonds,
5.00%, 5/1/21	1,355,000	1,400,867
Rockford Michigan Public School District GO Bonds, 5.00%, 5/1/19	1,345,000	1,384,664

Mississippi - 1.5%
Mississippi State Development Bank SO Revenue Bonds,
5.00%, 1/1/18	1,000,000	1,035,720

Missouri - 3.8%
St. Louis County Missouri Convention and Sports Facility
Revenue Bonds, 5.25%, 8/15/10	2,000,000	2,096,280
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	487,232

New Jersey - 3.3%
State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	827,293
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,390,126

New York - 3.3%
New York State Dormitory Authority Revenue Bonds, 5.50%, 5/15/13	1,000,000	1,082,960
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	1,000,000	1,119,390

Ohio - 8.3%
Columbus City School District GO Bonds, 5.25%, 12/1/20	2,000,000	2,121,340
Hancock County Ohio GO Bonds, 5.00%, 12/1/19	1,925,000	2,011,702
Ohio State Water Development Authority Revenue Bonds,
5.00%, 12/1/12	1,425,000	1,500,397

Oklahoma - 7.6%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,232,276
Oklahoma State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	2,878,294

Pennsylvania - 6.9%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13	1,000,000	1,068,590
South Wayne County Pennsylvania Water and Sewer Authority
Revenue Bonds:
5.95%, 10/15/10	670,000	717,677
5.95%, 10/15/11	730,000	790,291
5.95%, 10/15/12	285,000	311,038
York County Pennsylvania Solid Waste and Refuse
Authority Revenue Bonds, 5.50%, 12/1/12	1,655,000	1,784,073

	Principal
Municipal Obligations - Cont'd	Amount	Value
Puerto Rico - 1.7%
Puerto Rico Commonwealth Highway and Transportation
Authority Revenue Bonds, 6.25%, 7/1/13	$1,000,000	$1,127,780

South Carolina - 3.7%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	2,415,000	2,504,766

Tennessee - 3.6%
Knox County Tennessee Health Educational and Housing Facilities
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,345,287
Memphis-Shelby County Tennessee Airport Authority Revenue
Bonds, 6.25%, 2/15/09	1,000,000	1,052,810

Texas - 11.2%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,884,226
Bexar County Texas State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,131,620
Houston Texas Hotel Occupancy Tax and Special Revenue
Bonds, 5.75%, 9/1/12	2,100,000	2,264,871
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/19	500,000	258,240

Virginia - 2.9%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	750,000	806,707
Virginia Pocahontas Parkway Association Revenue Bonds, Zero
Coupon, 8/15/06	1,150,000	1,144,135

Washington - 2.3%
King County Washington Sewer Revenue Bonds, 5.25%, 1/1/20	1,470,000	1,542,647

West Virginia - 1.0%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)	992,500	691,296

TOTAL INVESTMENTS (Cost $66,325,216) - 98.7%		66,620,152
Other assets and liabilities, net - 1.3%		845,025
Net Assets - 100%		$67,465,177

Net Assets Consist of:
Paid in capital applicable to 6,423,912 shares of common stock outstanding; $0.01 par value, 250,000,000 shares authorized		$67,088,196
Undistributed net investment income		87,073
Accumulated net realized gain (loss) on investments		(32,970)
Net unrealized appreciation (depreciation) on investments		322,878

Net Assets		$67,465,177

Net Asset Value Per Share		$10.50

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	10	9/06	$1,066,563	$10,296
5 Year U.S. Treasury Notes	25	9/06	2,585,156	13,631
10 Year U.S. Treasury Notes	5	9/06	524,297	4,015
				$27,942

(g) Security is currently in default for interest. Accrued interest as of June 30, 2006 totaled $49,724 and includes past due accrued since and due on April 1, 2006.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$1,521,703

Expenses:
Investment advisory fee	208,162
Transfer agency fees and expenses	35,148
Accounting fees	4,258
Directors' fees and expenses	2,165
Administrative fees	34,694
Custodian fees	8,861
Registration fees	10,805
Reports to shareholders	5,466
Professional fees	9,239
Miscellaneous	5,342
Total expenses	324,140
Fees paid indirectly	(4,226)
Fees waived	(17,942)
Net expenses	301,972

Net Investment Income	1,219,731

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(67,776)
Futures	139,247
71,471

Change in unrealized appreciation (depreciation) on:
Investments	(1,389,052)
Futures	91,823
(1,297,229)

Net Realized and Unrealized
Gain (Loss)	(1,225,758)

Increase (Decrease) in Net Assets
Resulting from Operations	($6,027)

 See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,219,731	$2,672,200
Net realized gain (loss)	71,471	158,086
Change in unrealized appreciation or (depreciation)	(1,297,229)	(1,441,317)

Increase (Decrease) in Net Assets
Resulting from Operations	(6,027)	1,388,969

Distributions to shareholders from:
Net investment income	(1,233,473)	(2,634,381)
Net realized gain	--	(599,636)
Total distributions	(1,233,473)	(3,234,017)

Capital share transactions:
Shares sold	3,779,662	10,163,770
Reinvestment of distributions	1,065,841	2,862,392
Redemption fees	--	533
Shares redeemed	(10,650,979)	(16,915,874)
Total capital share transactions	(5,805,476)	(3,889,179)

Total Increase (Decrease) in Net Assets	(7,044,976)	(5,734,227)

Net Assets
Beginning of period	74,510,153	80,244,380
End of period (including undistributed net investment income of $87,073 and $100,815, respectively)	$67,465,177	$74,510,153

Capital Share Activity
Shares sold	354,579	935,334
Reinvestment of distributions	100,477	264,932
Shares redeemed	(997,687)	(1,564,461)
Total capital share activity	(542,631)	(364,195)

See notes to financial statements

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The National Municipal Intermediate Fund (the "Fund"), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of the Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $33,607 was payable at period end. In addition, $5,686 was payable at period end for operating expenses paid by the Advisor during June 2006.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement $5,601 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2006, CDI received $4,254 as its portion of commissions charged on sales of the Fund's Class A shares.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $3,069 for the six months ended June 30, 2006. Under the terms of the agreement, $462 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,153,060 and $24,303,313, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $66,216,836. Net unrealized appreciation aggregated $403,316, of which $1,170,724 related to appreciated securities and $767,408 related to depreciated securities.

The Fund may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2006, purchases and sales transactions were $11,900,000 and $14,189,368, respectively, which resulted in a net realized gain of $30,323 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $43,166 of outstanding borrowings at an interest rate of 5.8125% at June 30, 2006. For the six months ended June 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$4,224	5.38%	$123,468	March 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2006	2005	2004
Net asset value, beginning	$10.70	$10.95	$11.11
Income from investment operations
Net investment income	.19	.37	.37
Net realized and unrealized gain (loss)	(.20)	(.16)	(.16)
Total from investment operations	(.01)	.21	.21
Distributions from
Net investment income	(.19)	(.37)	(.37)
Net realized gains	--	(.09)	**
Total distributions	(.19)	(.46)	(.37)
Total increase (decrease) in net asset value	(.20)	(.25)	(.16)
Net asset value, ending	$10.50	$10.70	$10.95

Total return *	(.11%)	1.87%	1.94%
Ratios to average net assets: A
Net investment income	3.52% (a)	3.40%	3.37%
Total expenses	.93% (a)	.95%	.94%
Expenses before offsets	.88% (a)	.94%	.93%
Net expenses	.87% (a)	.93%	.93%
Portfolio turnover	25%	92%	40%
Net assets, ending (in thousands)	$67,465	$74,510	$80,244

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2003	2002	2001
Net asset value, beginning	$11.10	$10.58	$10.64
Income from investment operations
Net investment income	.38	.42	.45
Net realized and unrealized gain (loss)	.08	.60	(.06)
Total from investment operations	.46	1.02	.39
Distributions from
Net investment income	(.38)	(.42)	(.45)
Net realized gains	(.07)	(.08)	--
Total distributions	(.45)	(.50)	(.45)
Total increase (decrease) in net asset value	.01	.52	(.06)
Net asset value, ending	$11.11	$11.10	$10.58

Total return *	4.21%	9.90%	3.65%
Ratios to average net assets: A
Net investment income	3.43%	3.86%	4.15%
Total expenses	.94%	.92%	.91%
Expenses before offsets	.93%	.91%	.91%
Net expenses	.92%	.90%	.90%
Portfolio turnover	52%	71%	43%
Net assets, ending (in thousands)	$84,608	$85,364	$77,323

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

** Distribution was less than $.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer
Date:	August 29, 2006